FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED APRIL 1, 2013

TO THE PROSPECTUS FOR ASPEN MANAGED FUTURES STRATEGY FUND

DATED AUGUST 31, 2012

The Fund has entered into an Index Licensing Agreement with Quantitative Equity Strategies, LLC (“QES”) and Aspen Partners, Ltd. (the “Adviser”), joint owners of the Aspen Managed Futures Beta Index (the “Index”), pursuant to which the Fund pays QES a licensing fee for the right to use the Index in connection with the Fund. This agreement will take effect on July 1, 2013. In addition, the Adviser has agreed that the fee waiver and reimbursement agreement for the Fund, effective as of April 1, 2013, shall continue through August 31, 2016.

Accordingly, the paragraph above is hereby added to the Fund’s Prospectus as the final paragraph in the section titled “Management.” Further, in the Fund Summary section of the Fund’s Prospectus, the text and tables under the heading “Fees and Expenses” on page 2 are hereby deleted and replaced in their entirety with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING AND REDEEMING SHARES” at page 13 of the Prospectus and “PURCHASE & REDEMPTION OF SHARES” at page 52 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	[1]	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	[1]	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management fees[2]	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	None
Other expenses
Other Fund expenses[3]	1.12%	1.12%
Expenses of the subsidiary	0.17%	0.17%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total annual Fund operating expenses	2.31%	2.06%
Fee waiver and/or expense reimbursement[4]	-0.49%	-0.49%
Total annual Fund operating expenses after fee waiver/expense reimbursements	1.82%	1.57%

[1]

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

[2]

The Fund intends to invest a portion of its assets in a wholly owned Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Aspen Partners, Ltd., the Subsidiary’s investment adviser and the Fund’s investment adviser (the “Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

[3]	“Other Fund Expenses” have been restated to reflect current fees and expenses for the Fund.
[4]

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

In the Fund Summary section of the Fund’s Prospectus, the text and tables under the “Example” heading are hereby deleted and replaced in their entirety with the following:

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,187	$1,675	$3,011
Class I Shares	$160	$598	$1,063	$2,347

You would pay the following expenses if you did not redeem your Shares:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,187	$1,675	$3,011
Class I Shares	$160	$598	$1,063	$2,347

Please retain this supplement for future reference.